Exhibit 99.2

To Whom It May Concern:

Westcor Land Title Insurance Company was engaged by Oceanview Asset Selector, LLC as diligence agent to order and review title reports for a population of 219 mortgage loans secured by 243 properties. Said title reports were obtained and reviewed between October 2025 and January 2026. With respect to these 219 mortgage loans secured by 243 properties:

General Findings:

1.       As set forth in the title reports:

a.	For 243 secured properties, the subject mortgage is recorded in the appropriate recording jurisdiction.

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Findings with Respect to Pre-Origination MTG/Non-MTG Liens Only:

1.       As set forth in the title reports:

a.	For 197 secured properties, the title/lien search confirms the subject mortgage in expected lien position.

b.	For 44 secured properties, the title/lien search does not confirm the subject mortgage in expected lien position, but a clear title policy confirms the lien insured in expected lien position.

c.	For 2 secured properties, the title/lien search does not confirm the subject mortgage in expected lien position. For these mortgage loans where an amount was available, the total amount of such potentially superior pre-origination liens/judgments is unknown.

Findings with Respect to Potentially Superior Post-Origination Municipal Liens Only:

1.       As set forth in the title reports:

a.	For 1 secured property, potentially superior post-origination municipal liens/judgments were found of record. For this secured property where an amount was available, the total amount of such potentially superior post-origination municipal liens/judgments is $34,000.00.

Thank You,

Westcor Land Title Insurance Company

401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462